MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The
Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #16492 -- 4/97



MuniYield New Jersey Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.445 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.02%, based on a month-end per share net asset value of $14.90. Over the same period, the total investment return on the Fund's Common Stock was +1.65%, based on a change in per share net asset value from $15.10 to $14.90, and assuming reinvestment of $0.447 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction Market
Preferred Stock had an average yield of 2.85%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January
1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February.
Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April.
Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance.
Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April
30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three-month period ended
April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade
County, Florida water and sewer revenue bonds, $450 million in Puerto
Rico Electric Authority issues, and $930 million in Port Authority of
New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we generally maintained a cautious approach toward the fixed-income market since powerful economic growth was effectively neutralized by tame inflation reports. However, this strong growth/low inflation scenario may have ended in late March as the FRB decided to strike preemptively against a future rise in inflation by tightening monetary policy.

Historically, once the FRB chooses to see economic growth slow down, it is reasonable to expect several additional increases in short-term interest rates over the following six months -- twelve months. This is referred to as a tightening cycle, and long-term interest rates typically rise along with short-term interest rates until the economic growth falters. Although taxable yields could rise as high as 7.50% from the current level of 6.90% during the tightening cycle, we expect the impact on municipal bond yields to be muted in response to the combination of scarce New Jersey supply and increasing retail investor demand as municipal bonds yield 6% or higher.

The Fund is currently well-positioned for such a turn of events as a substantial portion of its holdings are in bonds which traditionally appeal to individual or retail investors and therefore are likely to outperform other issues in a declining market. As tax-exempt interest rates rise toward 6%, we are prepared to swap these retail bonds for aggressively structured and higher-yielding securities. This will allow us to more fully participate in the bond market rally we expect later in the year should economic growth finally begin to falter as a result of tighter monetary policy. If a Federal budget agreement which is deemed to be credible by bond market investors is enacted, the decline in yields could happen sooner than anticipated as further FRB tightenings may not then be needed. Should this occur, we are prepared to quickly adopt a more aggressive stance in the bond market. We would expect the Fund to benefit from a sharp drop in interest rates as many of the portfolio's higher-coupon bonds can be advance refunded, providing a boost to the Fund's total return.

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM M. PETTY
William M. Petty
Vice President and Portfolio Manager

June 5, 1997



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.
To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York
Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common
Stock may also decline.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



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


MuniYield New Jersey Insured Fund, Inc.                                                                      April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

S&P      Moody's     Face                                                                                         Value
Ratings  Ratings     Amount                                   Issue                                             (Note 1a)

New Jersey -- 96.1%
                              Atlantic City, New Jersey, Board of Education, GO, UT (d):
AAA      Aaa         $4,600   6.15% due 12/01/2013                                                                $4,783
AAA      Aaa          2,000   6.15% due 12/01/2015                                                                 2,071
AAA      Aaa          6,000   Bergen County, New Jersey, Utilities Authority, Water PCR, Series A,
                              6.50% due 6/15/2002 (b)(f)                                                           6,544
AAA      Aaa          5,600   Brick Township, New Jersey, Municipal Utilities Authority, Revenue Refunding
                              Bonds, 5% due 12/01/2016 (b)                                                         5,184
AAA      Aaa          4,875   Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20%
                              due 11/01/2029 (c)                                                                   5,415
AAA      Aaa          3,010   Carteret, New Jersey, Board of Education, COP, GO, 6.75% due 10/15/2019 (c)          3,297
                              Essex County, New Jersey, Improvement Authority Revenue Bonds:
AAA      Aaa          2,800   (Irvington Township School District), 6.625% due 10/01/2002 (e)(f)                   3,080
AAA      Aaa          2,245   (Orange Township School District), UT, Series B, 6.95% due 7/01/2014 (c)             2,503
AAA      Aaa          1,120   (Parking Facility), 6.20% due 7/01/2022 (c)                                          1,160
AAA      Aaa          2,450   Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2005 (c)(f)       2,726
AAA      Aaa          3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Revenue Refunding
                              Bonds, 6.20% due 8/01/2019 (c)                                                       3,767
AAA      Aaa          7,600   Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60%
                              due 12/01/2021 (c)                                                                   8,144
AAA      Aaa          4,750   Jersey City, New Jersey, Sewer Authority, Revenue Refunding Bonds, 6.25%
                              due 1/01/2014 (d)                                                                    5,108
NR*      NR*          5,750   Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue
                              Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                                6,055
AAA      Aaa          2,305   New Jersey, EDA, Educational Testing Services Revenue Bonds, Series B, 6.125%
                              due 5/15/2015 (c)                                                                    2,392
A+       A1           1,000   New Jersey, EDA, Lease Revenue Bonds (Riverview Office), Series A, 5.375% due
                              1/15/2016                                                                              950
AAA      Aaa          4,500   New Jersey, EDA, Natural Gas Facilities, Revenue Refunding Bonds (NUI Corp.),
                              Series A, 6.35% due 10/01/2022 (d)                                                   4,734
                              New Jersey, EDA, Revenue Bonds (e):
AAA      Aaa          3,650   (Clara Maass Health Systems), 5% due 7/01/2025                                       3,284
AAA      Aaa          1,150   (State Contract Economic Recovery), Series A, 6% due 3/15/2021                       1,168
AAA      Aaa          2,835   New Jersey, EDA, Revenue Refunding Bonds (RJW Health Care Corporation),
                              6.50% due 7/01/2024 (e)                                                              3,020
                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA      Aaa          1,495   (Bayshore Community Hospital), Series A, 6.50% due 7/01/2015 (c)                     1,571
AAA      Aaa          6,355   (Holy Name Hospital), Series B, 6.75% due 7/01/2000 (d)(f)                           6,742
AAA      Aaa          5,445   (Mercer Medical Center), 6.50% due 7/01/2021 (c)                                     5,788
BBB      Baa2         1,200   Refunding (Englewood Hospital and Medical Center), 6.70% due 7/01/2015               1,262
AAA      Aaa          3,685   Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (b)                      3,935
AAA      Aaa          3,000   Refunding (Holy Name Hospital), 6% due 7/01/2025 (d)                                 2,957
AAA      Aaa          4,000   Refunding (JFK Health Systems Obligated Group), 6.70% due 7/01/2021 (b)              4,283
BBB      Baa2         4,000   Refunding (Saint Elizabeth Hospital Obligated Group), 6% due 7/01/2027               3,946
                              New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds
                              (Convention Center), Series A (c):
AAA      Aaa          2,000   6.60% due 7/01/2015                                                                  2,160
AAA      Aaa          8,630   6.25% due 7/01/2020                                                                  8,977
AAA      Aaa          2,000   New Jersey State Educational Facilities Authority Revenue Bonds (Montclair State
                              University), Series E, 6.50% due 7/01/2021 (d)                                       2,121
AAA      Aaa          4,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                              AMT, Series M, 7% due 10/01/2026 (c)                                                 4,237
                              New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                              Refunding Bonds:
AAA      NR*          3,700   (Presidential Plaza), 7% due 5/01/2030 (g)                                           3,961
AAA      Aaa          4,750   Series A, 6.05% due 11/01/2020 (d)                                                   4,810
AAA      Aaa          5,350   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                              Incorporated), 6.50% due 10/01/2016 (e)                                              5,726
                              New Jersey State Transportation Trust Fund Authority Revenue Bonds
                              (Transportation System), Series A (c):
AAA      Aaa          4,250   4.75% due 12/15/2016                                                                 3,781
AAA      Aaa          3,800   Refunding, Series A, 5% due 6/15/2015                                                3,530
AAA      Aaa          5,000   New Jersey Wastewater Treatment Trust, Loan Insured Revenue Bonds, Series B,
                              6.25% due 5/01/2012 (c)                                                              5,254
AAA      Aaa          3,500   North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due 8/01/2022 (b)    3,241
AAA      Aaa          3,490   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                              Series A, 6.40% due 12/15/2002 (b)(f)                                                3,810
                              Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT (b):
AAA      Aaa          3,500   96th Series, 6.60% due 10/01/2023                                                    3,720
AAA      Aaa          4,000   Refunding, 97th Series, UT, 6.65% due 1/15/2023                                      4,257
AAA      Aaa          4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.585%
                              due 1/15/2017 (e)(h)                                                                 4,080
                              Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN (a):
A1+      VMIG1+       1,000   Series 2, 4.30% due 5/01/2019                                                        1,000
A1+      VMIG1+         900   Series 3, 4.20% due 6/01/2020                                                          900
AAA      Aaa          1,180   South Brunswick Township, New Jersey, Board of Education, GO, UT, 6.40%
                              due 8/01/2021 (b)                                                                    1,241

Puerto Rico -- 2.8%

A        Baa1         5,400   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                              Bonds, Series Y, 5.50% due 7/01/2026                                                 5,072

Total Investments (Cost -- $169,668) -- 98.9%                                                                    177,747

Other Assets Less Liabilities -- 1.1%                                                                              1,916
                                                                                                                --------
Net Assets -- 100.0%                                                                                            $179,663
                                                                                                                ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) Prerefunded.
(g) FHA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Services, Inc.

See Notes to Financial Statements.

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


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:        Investments, at value (identified cost -- $169,668,356) (Note 1a)                            $177,747,146
               Cash                                                                                               75,546
               Receivables:
               Interest                                                                 $3,425,504
               Securities sold                                                             148,500             3,574,004
                                                                                      ------------
               Deferred organization expenses (Note 1e)                                                            2,872
               Prepaid expenses and other assets                                                                   7,101
                                                                                                            ------------
               Total assets                                                                                  181,406,669
                                                                                                            ------------

Liabilities:   Payables:
               Securities purchased                                                      1,405,248
               Dividends to shareholders (Note 1f)                                         208,692
               Investment adviser (Note 2)                                                  73,285             1,687,225
                                                                                      ------------
               Accrued expenses and other liabilities                                                             56,479
                                                                                                            ------------
               Total liabilities                                                                               1,743,704
                                                                                                            ------------

Net Assets:    Net assets                                                                                   $179,662,965
                                                                                                            ============

Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
               Preferred Stock, par value $.05 per share (2,240 shares of AMPS*
               issued and outstanding at $25,000 per share liquidation preference)                           $56,000,000
               Common Stock, par value $.10 per share (8,300,861 shares issued
               and outstanding)                                                           $830,086
               Paid-in capital in excess of par                                        115,841,908
               Undistributed investment income -- net                                      947,273
               Accumulated realized capital losses on investments -- net (Note 5)       (2,035,092)
               Unrealized appreciation on investments -- net                             8,078,790
                                                                                      ------------
               Total -- Equivalent to $14.90 net asset value per share of Common Stock
               (market price -- $14.625)                                                                     123,662,965
                                                                                                            ------------
               Total capital                                                                                $179,662,965
                                                                                                            ============
               * Auction Market Preferred Stock.

               See Notes to Financial Statements.

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


Statement of Operations

                                                                                                   For the Six Months Ended
                                                                                                             April 30, 1997

Investment Income      Interest and amortization of premium and discount earned                                  $5,271,713
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                 $449,021
                       Commission fees (Note 4)                                            69,029
                       Professional fees                                                   33,535
                       Accounting services (Note 2)                                        24,568
                       Transfer agent fees                                                 18,605
                       Directors' fees and expenses                                        11,198
                       Printing and shareholder reports                                     9,991
                       Listing fees                                                         8,059
                       Custodian fees                                                       5,377
                       Pricing fees                                                         3,425
                       Amortization of organization expenses (Note 1e)                      1,423
                       Other                                                                6,432
                                                                                         --------

                       Total expenses                                                                               640,663
                                                                                                              -------------
                       Investment income -- net                                                                   4,631,050
                                                                                                              -------------

Realized &             Realized gain on investments -- net                                                          740,988
Unrealized             Change in unrealized appreciation on investments -- net                                   (2,576,101)
Gain (Loss) on                                                                                                -------------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                                      $2,795,937
(Notes 1b, 1d & 3):                                                                                           =============

                       See Notes to Financial Statements.

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


Statements of Changes in Net Assets

                                                                                              For the Six      For the Year
                                                                                              Months Ended        Ended
                                                                                                April 30,       October 31,
Increase (Decrease) in Net Assets:                                                                1997            1996

Operations:        Investment income -- net                                                    $4,631,050      $9,263,389
                   Realized gain (loss) on investments -- net                                     740,988      (1,107,727)
                   Change in unrealized appreciation on investments -- net                     (2,576,101)        898,090
                                                                                            -------------   -------------
                   Net increase in net assets resulting from operations                         2,795,937       9,053,752
                                                                                            -------------   -------------

Dividends to       Investment income -- net:
Shareholders       Common Stock                                                                (3,702,923)     (7,293,937)
(Note 1f):         Preferred Stock                                                               (792,644)     (1,926,086)
                                                                                            -------------   -------------
                   Net decrease in net assets resulting from dividends to shareholders         (4,495,567)     (9,220,023)
                                                                                            -------------   -------------

Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions       of dividends                                                                   414,443         475,113
(Note 4):                                                                                   -------------   -------------
                   Net increase in net assets derived from capital stock transactions             414,443         475,113
                                                                                            -------------   -------------

Net Assets:        Total increase (decrease) in net assets                                     (1,285,187)        308,842
                   Beginning of period                                                        180,948,152     180,639,310
                                                                                            -------------   -------------
                   End of period*                                                            $179,662,965    $180,948,152
                                                                                            =============   =============
                   * Undistributed investment income -- net                                      $947,273        $811,790
                                                                                            =============   =============

                   See Notes to Financial Statements.

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


Financial Highlights

                                                                               For the
                                                                                 Six
The following per share data and ratios have been derived                       Months
from information provided in the financial statements.                           Ended                For the Year Ended
                                                                                April 30,                 October 31,
Increase (Decrease) in Net Asset Value:                                          1997          1996      1995      1994      1993

Per Share            Net asset value, beginning of period                       $15.10        $15.12    $13.60    $16.30    $14.14
Operating                                                                    ---------     --------- --------- --------- ---------
Performance:         Investment income -- net                                      .56          1.12      1.13      1.13      1.11
                     Realized and unrealized gain (loss) on investments
                     -- net                                                       (.21)         (.03)     1.52     (2.67)     2.21
                                                                             ---------     --------- --------- --------- ---------
                     Total from investment operations                              .35          1.09      2.65     (1.54)     3.32
                                                                             ---------     --------- --------- --------- ---------
                     Less dividends and distributions to Common
                     Stock shareholders:
                     Investment income -- net                                     (.45)         (.88)     (.87)     (.93)     (.86)
                     Realized gain on investments -- net                            --            --        --      (.03)       --
                                                                             ---------     --------- --------- --------- ---------
                     Total dividends and distributions to Common
                     Stock shareholders                                           (.45)         (.88)     (.87)     (.96)     (.86)
                                                                             ---------     --------- --------- --------- ---------
                     Effect of Preferred Stock activity:
                     Dividends and distributions to Preferred
                     Stock shareholders:
                     Investment income -- net                                     (.10)         (.23)     (.26)     (.19)     (.17)
                     Realized gain on investments -- net                            --            --        --      (.01)       --
                     Capital charge resulting from issuance of
                     Preferred Stock                                                --            --        --        --      (.13)
                                                                             ---------     --------- --------- --------- ---------
                     Total effect of Preferred Stock activity                     (.10)         (.23)     (.26)     (.20)     (.30)
                                                                             ---------     --------- --------- --------- ---------
                     Net asset value, end of period                             $14.90        $15.10    $15.12    $13.60    $16.30
                                                                             =========     ========= ========= ========= =========
                     Market price per share, end of period                     $14.625       $14.750   $14.125    $11.25    $16.50
                                                                             =========     ========= ========= ========= =========

Total Investment     Based on market price per share                              2.15%++++    10.93%    33.88%   (27.05%)   16.25%
Return:**                                                                    =========     ========= ========= ========= =========
                     Based on net asset value per share                           1.65%++++     6.09%    18.55%   (10.73%)   21.83%
                                                                             =========     ========= ========= ========= =========

Ratios to Average    Expenses, net of reimbursement                                .71%*         .72%      .72%      .75%      .57%
Net Assets:***                                                               =========     ========= ========= ========= =========
                     Expenses                                                      .71%*         .72%      .72%      .75%      .72%
                                                                             =========     ========= ========= ========= =========
                     Investment income -- net                                     5.16%*        5.13%     5.36%     5.14%     5.19%
                                                                             =========     ========= ========= ========= =========

Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands)                                           $123,663      $124,948  $124,639  $112,110  $133,555
                                                                             =========     ========= ========= ========= =========
                     Preferred Stock outstanding, end of period
                     (in thousands)                                            $56,000       $56,000   $56,000   $56,000   $56,000
                                                                             =========     ========= ========= ========= =========
                     Portfolio turnover                                          14.56%        37.08%    39.36%    21.47%     9.10%
                                                                             =========     ========= ========= ========= =========

Leverage:            Asset coverage per $1,000                                  $3,208        $3,231    $3,226    $3,002    $3,385
                                                                             =========     ========= ========= ========= =========
Dividends Per Share  Investment income -- net                                     $354          $860      $956      $708      $599
On Preferred Stock                                                           =========     ========= ========= ========= =========
Outstanding:+


                     *    Annualized.
                     **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
                     ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                     +    Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1,
                          1994.
                     ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




MuniYield New Jersey Insured Fund, Inc.                 April 30, 1997

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $25,615,816 and $27,921,958, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                                 Realized                 Unrealized
                                  Gains                     Gains

Long-term investments           $740,988                 $8,078,790
                             -----------                -----------
Total                           $740,988                 $8,078,790
                             ===========                ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $8,078,790, of which $8,253,000 related to appreciated securities and $174,210 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $169,668,356.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is auth-orized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding increased by 27,457 to 8,300,861 as a result of dividend reinvestment. At April 30, 1997, total paid-in capital amounted to $116,671,994.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.15%.

As of April 30, 1997, there were 2,240 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain brokerdealers at the end of each auction at an annual rate ranging from 0.25% to 0.375% calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $57,451 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $714,000, of which $284,000 expires in 2002 and $430,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072723 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MJI